STATEMENT OF ADDITIONAL INFORMATION

                         ICAP FUNDS, INC.
               ICAP Discretionary Equity Portfolio
                      ICAP Equity Portfolio

                   225 West Wacker Drive, Suite 2400
                        Chicago, Illinois  60606

                          1-800-645-2457


            This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of ICAP Funds, Inc. (the "Company"), dated December 31, 1994. Requests for copies of the Prospectus should be made by writing to the Company at the address listed above; or by calling 1-800-645-2457.


      This Statement of Additional Information is dated December 31, 1994, as supplemented through November 27, 1995.

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                            ICAP FUNDS, INC.


                            TABLE OF CONTENTS


                                                                      Page No.

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . 4

INVESTMENT POLICIES AND TECHNIQUES  . . . . . . . . . . . . . . . . . . . 6
Illiquid Securities  . . . . . . . . . . . . . . . . . . . . . . . . .    6
Short-Term Fixed Income Securities . . . . . . . . . . . . . . . . . .    6
Short Sales Against the Box  . . . . . . . . . . . . . . . . . . . . .    8
Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
When-Issued Securities . . . . . . . . . . . . . . . . . . . . . . . .    8
Unseasoned Companies . . . . . . . . . . . . . . . . . . . . . . . . .    9
Non-Investment Grade Debt Securities "Junk Bonds"  . . . . . . . . . .    9
Hedging Strategies . . . . . . . . . . . . . . . . . . . . . . . . . .   11
  General Description of Hedging Strategies  . . . . . . . . . . . . .   11
  General Limitations on Futures and Options Transactions  . . . . . .   11
  Asset Coverage for Futures and Options Positions   . . . . . . . . .   11
  Stock Index Options  . . . . . . . . . . . . . . . . . . . . . . . .   12
  Certain Considerations Regarding Options   . . . . . . . . . . . . .   12
  Federal Tax Treatment of Options   . . . . . . . . . . . . . . . . .   13
  Futures Contracts  . . . . . . . . . . . . . . . . . . . . . . . . .   13
  Options on Futures   . . . . . . . . . . . . . . . . . . . . . . . .   15
  Federal Tax Treatment of Futures Contracts   . . . . . . . . . . . .   16

DIRECTORS AND OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . .16

PRINCIPAL SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . .18

INVESTMENT ADVISER  . . . . . . . . . . . . . . . . . . . . . . . . . . .19

PORTFOLIO TRANSACTIONS AND BROKERAGE  . . . . . . . . . . . . . . . . . .20

CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT  . . . . . . . . . . . . . .22

TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . .22

SHAREHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . .23

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PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .24

INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . .25

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . .26

APPENDIX A - BOND RATINGS . . . . . . . . . . . . . . . . . . . . . . . .A-1

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated December 31, 1994, and if given or made, such information or representations may not be relied upon as having been authorized by the Company.

     This Statement of Additional Information does not constitute an offer to sell securities.

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                         INVESTMENT RESTRICTIONS

    The investment objective of both the ICAP Discretionary Equity Portfolio (the "Discretionary Equity Portfolio") and the ICAP Equity Portfolio (the "Equity Portfolio") (hereinafter collectively referred to as the "Portfolios") is to seek a superior total return with only a moderate degree of risk. This investment objective is relative to and measured against the Standard & Poor's 500 ("S&P 500"). The investment objective and policies of each Portfolio are described in detail in the Prospectus under the captions "DISCRETIONARY EQUITY PORTFOLIO" and "EQUITY PORTFOLIO." The following is a complete list of each Portfolio's fundamental investment limitations which cannot be changed without shareholder approval.

Neither Portfolio may:

1. With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) if, as a result,
(i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

2. Borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings).

3. Act as an underwriter of another issuer's securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

4.  Make loans  to other persons, except through  (i) the purchase of debt securities permissible under the Portfolio's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Portfolio if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets.

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

7. Issue senior securities, except as permitted under the Investment Company Act of 1940.

8. Purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of issuers whose principal business activities are in the same industry.

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     With the  exception of  the investment  restriction  set out  in item  2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

     The following investment policies may be changed by the Board of Directors of the Company (the "Board of Directors") without shareholder approval.

Neither Portfolio may:

1. Sell securities short, unless the Portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Pledge, mortgage or hypothecate any assets owned by the Portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of the borrowing or investment.

4. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessors or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

5. Invest in illiquid securities if, as a result of such investment, more than 5% of the Portfolio's net assets would be invested in illiquid securities.

6. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act and applicable state law.

7. Enter into futures contracts or related options if more than 30% of the Portfolio's net assets would be represented by futures contracts or more than 5% of the Portfolio's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

8. Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Portfolio may invest in the securities of issuers that engage in these activities.

9. Purchase securities when borrowings exceed 5% of its total assets.

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                    INVESTMENT POLICIES AND TECHNIQUES
     The following information supplements the discussion of the Portfolios' investment objectives, policies, and techniques that are described in the Prospectus under the captions "DISCRETIONARY EQUITY PORTFOLIO," "EQUITY PORTFOLIO," and "INVESTMENT TECHNIQUES AND RISKS."

Illiquid Securities

     The Portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and repurchase agreements with maturities in excess of seven days. However, neither Portfolio will acquire illiquid securities if, as a result, such securities would comprise more than 5% of the value of the Portfolio's net assets. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation. The Board of Directors has delegated to Institutional Capital Corporation ("ICAP") the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed ICAP to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.

     Restricted  securities   may  be  sold  only   in  privately  negotiated
transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, a Portfolio should be in a position where more than 5% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Portfolio will take such steps as is deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

     The Discretionary Equity Portfolio may invest up to 35% of its total assets and, for defensive, temporary purposes up to 100% of its total assets, in short-term fixed income securities, defined below. The Equity Portfolio intends to be fully invested at all times and accordingly will only hold short-term fixed income securities to meet anticipated redemption requests and pay expenses which, in any case, generally will not exceed 5% of its total assets. The Equity Portfoio may, however, temporarily exceed this 5% limitation, but only in circumstances pending investment and only for short periods of time. Short-term fixed income securities are defined to include without limitation, the following:

1. U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small

Business
Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
(c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

2.   Certificates of Deposit  issued against funds  deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Portfolios' 5% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Portfolio may not be fully insured.

3.   Bankers' acceptances which are  short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.   Repurchase  agreements   which  involve  purchases  of  debt
securities. In such an action, at the time a Portfolio purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Portfolio during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Portfolio to invest temporarily available cash. The Portfolios may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Portfolios may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Portfolios is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Portfolio is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Portfolio could incur a loss of both principal and interest. ICAP monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. ICAP does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolio. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Portfolio to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6. Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Portfolio and a corporation. There is no secondary market for the notes. However, they are redeemable by the Portfolios at any time. ICAP will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Portfolio's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of ICAP, of comparable quality.

Short Sales Against the Box

    When ICAP believes that the price of a particular security held by a Portfolio may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Portfolio owns for delivery at a specified date in the future. Each Portfolio will limit its transactions in short sales against the box to 5% of its net assets. In addition, each Portfolio will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Portfolio's net assets or 2% of the securities of any class of the issuer. If, for example, a Portfolio bought 100 shares of ABC at $40 per share in
January and the price appreciates to $50 in March, the Portfolio might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Portfolio would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. The Portfolios may also be required to pay a premium for short sales which would partially offset any gain.

Warrants

     Each Portfolio may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

When-Issued Securities

    The Portfolios may from time to time purchase securities on a "when-issued" basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Portfolios to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolios' other assets. While when-issued securities may be sold prior to the settlement date, the Portfolios intend to purchase such securities with the purpose of actually acquiring them. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolios do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

     The Portfolios will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, each Portfolio will meet its obligations from then available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation).

Unseasoned Companies

     Neither Portfolio may invest more than 5% of its net assets in unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification, and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on regional securities exchanges, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Portfolios may have to sell portfolio holdings of small companies at discounts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securities.

Non-Investment Grade Debt Securities "Junk Bonds"

     The Portfolios may invest up to 5% of their assets in junk bonds. Junk bonds while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this Statement of Additional Information for a discussion of securities ratings.

     Effect of Interest Rates and Economic Changes. The junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

    All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities  because  such  securities are  generally
unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaulted, a Portfolio might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Portfolio's net asset value.

     As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market, and accordingly so will a Portfolio's net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for the Portfolio.

     Payment  Expectations.     Junk   bond   securities  typically   contain
redemption,  call or  prepayment provisions  which permit  the issuer  of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower yielding security, which could result in a lower return for the Portfolio.

     Credit  Ratings.    Credit  ratings  issued  by  credit-rating  agencies
evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of junk bond securities and, therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bond securities will be more dependent on ICAP's credit analysis than would be the case with investments in investment-grade debt securities. ICAP employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. ICAP continually monitors each Portfolios' investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

     Liquidity and Valuation.   A Portfolio may have difficulty  disposing of
certain junk bond securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all junk bond securities there is no established retail secondary market for many of these securities. The Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.

    New and Proposed Legislation. Recent legislation has been adopted, and from time to time, proposals have been discussed, regarding new legislation designed to limit the use of certain junk bond securities by certain issuers. An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investments in these securities over time. It is not currently possible to determine the impact of the recent legislation or the proposed legislation on the junk bond securities market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

Hedging Strategies

General Description of Hedging Strategies

     The Portfolios  may engage  in hedging activities.   ICAP may  cause the
Portfolios to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge a Portfolio's holdings.

     Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Portfolio has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Portfolio's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions

    The Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for the Portfolios includes the representation that the Portfolios will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Portfolios may hold other positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions (i.e., for speculative purposes) if aggregate initial margins and premiums paid do not exceed 5% of the net asset value of the respective Portfolios. In addition, neither Portfolio will enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

     The foregoing limitations are not fundamental policies of the Portfolios and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions

     Each Portfolio will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options

     Each Portfolio may  (i) purchase  stock index options  for any  purpose,
(ii) sell stock index options in order to close out existing positions, and/or
(iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

     A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

      A Portfolio's use of stock index options is subject to certain risks. Successful use by the Portfolios of options on stock indexes will be subject to the ability of the ICAP to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Portfolio's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Portfolio. Inasmuch as a Portfolio's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Portfolio will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Portfolio's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Portfolio.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options

     There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Portfolio is unable to close out a call option on securities that it has written before the option is exercised, the Portfolio may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Portfolio is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

     The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Portfolios.

Federal Tax Treatment of Options

      Certain option transactions have special tax results for the Portfolios. Expiration of a call option written by a Portfolio will result in short-term capital gain. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

     If a Portfolio writes options other than "qualified covered call options," as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), or purchases puts, any losses on such options trans-actions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

    In the case of transactions involving "nonequity options," as defined in Code Section 1256, the Portfolios will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the Standard & Poor's 500 and 100 indexes would be "nonequity options" within the meaning of Code Section 1256.

Futures Contracts

     The Portfolios may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Portfolios or for other purposes permissible under the CEA. Each Portfolio's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Portfolios will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

     An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting
transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Portfolios will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Portfolios are not able to enter into an offsetting transaction, the Portfolios will continue to be required to maintain the margin deposits on the Futures Contract.

     A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

     Margin is the amount of funds that must be deposited by each Portfolio with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Portfolio's open positions in Futures Contracts. A margin deposit is intended to ensure the Portfolio's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

     If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. In computing daily net asset value, each Portfolio will mark to market the current value of its open Futures Contracts. The Portfolios expect to earn interest income on their margin deposits.

     Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Portfolio would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

     Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Portfolios seek to close out a Futures position. The Portfolios would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Portfolios' net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Options on Futures

     The Portfolios may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

     The Portfolios may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Portfolios use put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Portfolios' securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Portfolio will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Portfolio that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Portfolio intends to acquire.

     As with investments in Futures Contracts, each Portfolio is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio. The Portfolios will set aside in a segregated account at the Portfolios' custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked to market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

     The risks associated with the use of options on Futures Contracts include the risk that a Portfolio may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Portfolios' successful use of options on Futures Contracts depends on ICAP's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts."

Federal Tax Treatment of Futures Contracts

     For federal income tax purposes, each Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and losses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

    Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     Each Portfolio intends to operate as a "Regulated Investment Company" under Subchapter M of the Code, and therefore will not be liable for federal income taxes to the extent earnings are timely distributed. In addition, as a result of being a Regulated Investment Company, net capital gain that the Portfolios distribute to shareholders will retain their original capital gain character in the shareholders' individual tax returns.

     In order for each Portfolio to qualify for federal income tax treatment as a Regulated Investment Company, at least 90% of the gross income of each Portfolio for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities, and other income (including gains on options and futures contracts) derived with respect to the Portfolio's business of investing in stock or securities. In addition, gains realized on the sale or other disposition of securities or Futures Contracts held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of Futures Contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. For purposes of applying these tests, any increase in value on a position that is part of a designated hedge will be offset by any decrease in value (whether or not realized) on any other position that is part of such hedge. It is anticipated that unrealized gains on Futures Contracts which have been open for less than three months as of the end of a Portfolio's fiscal year and which are recognized for tax purposes will not be considered gains on securities held less than three months for purposes of the 30% test.

    The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolios' other investments and shareholders will be advised of the nature of the payments.

                         DIRECTORS AND OFFICERS

     The directors and officers of the Company, together with information as to their principal business occupations during the last five years, and other information, are shown below. Each director who is deemed an "interested person," as defined in the Investment Company Act of 1940 ("Investment Company Act"), is indicated by an asterisk.

*Robert H. Lyon, President and a Director of the Company.

     Mr.  Lyon  joined  ICAP  in  1988  and  has  been  the  President, Chief
Investment Officer,  and a Director of  ICAP since 1992.   For the seven
years prior to joining  ICAP, Mr. Lyon was  an Executive Vice  President and Director  of Research with Fred  Alger Management in New  York.  Mr.
Lyon graduated from Northwestern University with a B.A. in economics and
received his  M.B.A. from the Wharton  School of Finance.   Mr. Lyon has
served as President and a Director of the Company since its inception in December 1994.

*Pamela H. Conroy, Vice President, Treasurer and a Director of the Company. Ms. Conroy has been the Senior Vice President of ICAP since joining the
Company  in August  of 1994.   Her responsibilities  include accounting,
systems, communication and product development. Prior to joining ICAP, Ms. Conroy worked at the Northern Trust where she served as a Vice President and worked in a variety of capacities in the investments and securities processing areas over a nine year period. Ms. Conroy earned a B.A.  from the University  of Illinois  and an M.M.  from the  Kellogg
School  of Management.    Ms.  Conroy  has  served  as  Vice  President,
Treasurer and a Director of the  Company since its inception in December
1994.
[/R]

*Donald D. Niemann, Vice President, Secretary and a Director of the Company.


Mr. Niemann was an original co-founder of ICAP and has served as an Executive Vice President and a Director of ICAP since March 1993. His responsibilities at ICAP include stock research, selection and proxy analysis. Mr. Niemann received a B.A. in history from Princeton University and an M.B.A. from Harvard University. He is a Chartered Financial Analyst (CFA). Mr. Niemann has served as Vice President and Secretary of the Company since its inception in December 1994, and as a Director of the Company since July 1995.

*Gary S. Maurer, a Director of the Company.

Mr. Maurer, who joined ICAP in 1972, has served as Executive Vice President and a Director of ICAP since March of 1993. His responsibilities include oversight of quantitative research, as well as performance measurement and analysis. In addition, Mr. Maurer is the director of ICAP's client service effort. Mr. Maurer received a B.A. in economics from Cornell University and an M.B.A. from the University of Chicago. Mr. Maurer has served as a Director of the Company since its inception in December 1994.

*Barbara A. Chiesa, a Director of the Company.

Ms. Chiesa, who joined ICAP in 1981 currently serves as Vice President for Trading and is a Director of ICAP. Previously, Ms. Chiesa served as an investment officer and trader at Harris Trust & Savings Bank. Prior to that, Ms. Chiesa served as an equity trader at First Wisconsin Trust. She studied accounting at the University of Wisconsin. Ms. Chiesa has served as a Director of the Company since its inception in December 1994.

Dr. James A. Gentry, a Director of the Company.

Dr. Gentry, who joined the faculty at the University of Illinois in 1966, is a Professor of Finance of the College of Commerce and Business Administration at the University. Since joining the University, Dr. Gentry has served as Associate Dean of the College of Commerce and Business Administration and has
authored numerous articles and chapters
in books. Currently, he teaches courses in advanced financial management and an honors course that provides outstanding undergraduate students with the opportunity to interact with leading corporate executives. Dr. Gentry received an A.B. from Indiana State University, and an M.B.A. and D.B.A. from Indiana University. Dr. Gentry has served as a Director of the Company since its inception in December 1994.

Harold W. Nations, a Director of the Company.

Mr. Nations is a partner with the law firm of Shefsky & Froelich in Chicago, Illinois. He has been with Shefsky & Froelich since March, 1991. For the seven years prior thereto, Mr. Nations was an associate with the firm of Skadden, Arps, Slate, Meagher, & Flom. Mr. Nations has served as a Director of the Company since its inception in December 1994.


Joseph A. Hays, a Director of the Company.


Mr. Hays has been Vice President/Corporate Relations for the Tribune Company, a diverse media company, since April 1983. Mr. Hays received a B.S. in journalism from Utah State University and a Bachelor of Law from Indiana University. Mr. Hays has served as a Director of the Company since July 1995.


     Except for Dr. James A. Gentry, Mr. Harold W. Nations, and Mr. Joseph Hays, the address of all of the above persons is Institutional Capital Corporation, 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606. Dr. Gentry's address is the University of Illinois, 419 Commerce West, 1206 South 6th Street, Champaign, Illinois 61820-6271. Mr. Nations address is 323 Rosewood Avenue, Winnetka, Illinois, 60093. Mr. Hays' address is 1110 North Lake Shore Drive, Apartment 24-South, Chicago, Illinois 60611.


    As of June 30, 1995, officers and directors of the Company did not beneficially own any shares of common stock of the Discretionary Equity Portfolio; however, as of that date, such officers and directors did own 8,355 shares of common stock of the Equity Portfolio, which was .72% of the Equity Portfolio's then outstanding shares. Directors and officers of the Company who are also officers, directors, employees, or shareholders of ICAP do not receive any remuneration from either of the Portfolios for serving as directors or officers. All other directors receive $2,000 worth of shares of common stock in the Portfolio or Portfolios of their choice for each board meeting each such director attends.


                          PRINCIPAL SHAREHOLDERS

     As of June 30, 1995, the following persons owned of record or are known by the Company to own of record or beneficially more than 5% of the Company's outstanding shares:

Name and Address             Portfolio       No. Shares     Percentage

Clark & Co.                  Discretionary     41,781          5.84%
235 West Schrock Road        Equity
Westerville, OH  43081

Seattle First National Bank  Discretionary     427,741         59.74%
P.O. Box  94627              Equity
Pasadena, CA  91109-4127

Marshall & Ilsley Trust      Discretionary      239,107        33.39%
1000 N. Water Street         Equity
Milwaukee, WI  53202

Cameron S. Avery & Lawrence  Equity             118,650        10.21%
Howe & Howard Jessen &
Donald S. Perkins
c/o  Cameron S. Avery
Bell Boyd & Lloyd
Three First National Plaza
#3200
Chicago, IL  60602

Santa Barbara Bank and Trust  Equity             101,876         8.76%
P.O. Box  2340
Santa Barbara, CA  93120-2340

Bank of America               Equity              58,970          5.07%
P.O. Box  94627
Pasadena, CA  91109-4627

Northern Trust Company        Equity              298,005         25.64%
P.O. Box  92956
Chicago, IL  60675

Keystone District Council of  Equity              127,551         10.97%
Carpenters Pension Trust
524 South 22nd Street
Harrisburg, PA  17104

Chicago Symphony Orchestra    Equity               171,845         14.78%
Pension Trust
220 South Michigan Avenue
Chicago, IL  60604

Wadsworth Atheneum            Equity               215,863          18.57%
600 Main Street
Hartford, CT  06103-2990

     Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Company.

                           INVESTMENT ADVISER

     Institutional Capital Corporation ("ICAP") is the investment adviser to the Portfolios. Mr. Lyon controls ICAP and is the President, Chief Investment Officer, and a director of ICAP. Ms. Conroy is the Senior Vice President of ICAP, and both Mr. Maurer and Mr. Niemann are Executive Vice Presidents and Directors of ICAP. Mr. Lyon owns 51% of ICAP. A brief description of the Portfolios' investment advisory agreement is set forth in the Prospectus under "MANAGEMENT."

   The Portfolios' advisory agreement is dated December 30, 1994 (the "Advisory Agreement"). The Advisory Agreement has an initial term of one year and thereafter is required to be approved annually by the Board of Directors of the Company or by vote of a majority of each of the Portfolio's outstanding voting securities (as defined in the Investment Company Act). Each annual renewal must also be approved by the vote of a majority of the Company's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved by the vote of a majority of the Company's directors who are not parties to the Advisory Agreement or interested persons of any such party on December 6, 1994 and by the initial shareholders of each Portfolio on December 14, 1994. The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Company, by vote of a majority of each of the Portfolio's outstanding voting securities, or by ICAP, and will terminate automatically in the event of its assignment.

     Under the terms of the Advisory Agreement, ICAP manages the Portfolios' investments, subject to the supervision of the Company's Board of Directors. ICAP is responsible for investment decisions and supplies investment research and portfolio management. At its expense, ICAP provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolios.

     As compensation for its services, each Portfolio pays to ICAP a monthly advisory fee at the annual rate of .80% of the average daily net asset value of the respective Portfolio. See "DETERMINATION OF NET ASSET VALUE" in the Prospectus. From time to time, ICAP may voluntarily waive all or a portion of its management fee for the Portfolios. In fact, ICAP has agreed to waive its management fee and/or reimburse each Portfolio's operating expenses to the extent necessary to ensure that neither Portfolio's total operating expenses exceed .80% of the respective Portfolio's average daily net assets for each Portfolio's first 12 months of operation. The organizational expenses of each Portfolio were advanced by ICAP and will be reimbursed by the Portfolios over a period of not more than 60 months. The organizational expenses were approximately $31,982 for the Discretionary Equity Portfolio and $31,981 for the Equity Portfolio.

    The Advisory Agreement requires ICAP to reimburse the Portfolios in the event that the expenses and charges payable by the Portfolios in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed those set forth in any statutory or regulatory formula prescribed by any state in which shares of the Portfolios are registered. Such excess is determined by valuations made as of the close of each business day of the year. The most restrictive percentage limitation currently applicable to the Portfolios will be 2 1/2% of each Portfolio's average net asset value up to $30,000,000, 2% on the next $70,000,000 of each Portfolio's average net asset value and 1 1/2% of each Portfolio's average net asset value in excess of $100,000,000. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Portfolios by reduction of ICAP's fee, subject to later adjustment, month by month, for the remainder of the Portfolios' fiscal year. ICAP may from time to time voluntarily absorb expenses for the Portfolios in addition to the reimbursement of expenses in excess of applicable limitations.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

    ICAP is responsible for decisions to buy and sell securities for the Portfolios and for the placement of the Portfolios' securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. It is the policy of ICAP to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to ICAP or the Portfolios. The best price to the Portfolios means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Portfolios' futures and options transactions, if any.

The
purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Portfolios may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, ICAP considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Portfolio's shares.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

     In selecting brokers, ICAP considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if ICAP determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Portfolios. ICAP believes that the research information received in this manner provides the Portfolios with benefits by supplementing the research otherwise available to the Portfolios. The Advisory Agreement provides that such higher commissions will not be paid by the Portfolios unless (a) ICAP determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of ICAP's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of ICAP, the total commissions paid by the Portfolios will be reasonable in relation to the benefits to the Portfolios over the long term. The investment advisory fees paid by the Portfolios under the Advisory Agreement are not reduced as a result of ICAP's receipt of research services.

     ICAP places portfolio transactions for other advisory accounts managed by ICAP. Research services furnished by firms through which the Portfolios effect their securities transactions may be used by ICAP in servicing all of its accounts; not all of such services may be used by ICAP in connection with the Portfolios. ICAP believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Portfolios) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, ICAP believes such costs to the Portfolios will not be disproportionate to the benefits received by the Portfolios on a continuing basis. ICAP seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolios and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. In making such allocations between the Portfolio and other advisory accounts, the main factors considered by ICAP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

    Each Portfolio anticipates that its portfolio turnover rate will not exceed 150%, and is expected to be between 100 and 125%. The annual portfolio turnover rate indicates changes in each Portfolio's securities holdings; for instance, a rate of 100% would result if all the securities in a portfolio (excluding securities whose maturities at acquisition were one year  or less)
at the beginning of an annual period had been replaced by the end of the period. The turnover rate may vary from year to year, as well as within a year, and may be affected by portfolio sales necessary to meet cash requirements for redemptions of the Portfolios' shares.

                                 CUSTODIAN

    As custodian of the Portfolios' assets, United Missouri Bank, n.a. has custody of all securities and cash of each Portfolio, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

               TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     Sunstone Financial Group, Inc. ("Sunstone") acts as transfer agent and dividend-disbursing agent for the Portfolios. Sunstone is compensated based on an annual fee per open account of $12.00, plus out-of-pocket expenses such as postage and printing expenses in connection with shareholder communications. Sunstone also receives an annual fee per closed account of $2.50.

                                TAXES

    Each Portfolio will be treated as a separate entity for Federal income tax purposes since the Tax Reform Act of 1986 requires that all portfolios of a series fund be treated as separate taxpayers. As indicated under "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS" in the Prospectus, each Portfolio intends to qualify annually as a "regulated investment company" under the Code. This qualification does not involve government supervision of the Portfolios' management practices or policies.

     A dividend or capital gains distribution received shortly after the purchase of shares reduces the net asset value of shares by the amount of the dividend or distribution and, although in effect a return of capital, will be subject to income taxes. Net gains on sales of securities when realized and distributed are taxable as capital gains. If the net asset value of shares were reduced below a shareholder's cost by distribution of gains realized on sales of securities, such distribution would be a return of investment although taxable as stated above.

                      DETERMINATION OF NET ASSET VALUE

     As set forth in the Prospectus under the same caption, the net asset value of each of the Portfolios will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The Portfolios do not determine net asset value on days the New York Stock Exchange is closed and at other times described in the Prospectus. The New York Stock Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                          SHAREHOLDER MEETINGS

    Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the Investment Company Act.

     The Company's Bylaws also contain procedures for the removal of directors by shareholders of the Company. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

      If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that, in their opinion, either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                           PERFORMANCE INFORMATION

     As described in the "COMPARISON OF INVESTMENT RESULTS" section of the Portfolios' Prospectus, the Portfolios' historical performance or return may be shown in the form of various performance figures. The Portfolios' performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Portfolios' performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Total Return

     The average annual total return of each Portfolio is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n = ERV

P     =     a hypothetical initial payment of $1,000.
T     =     average annual total return.
n     =     number of years.
ERV   =     ending  redeemable  value  of  a  hypothetical  $1,000
            payment made at the beginning of the stated periods at the end of the stated periods.

Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in a Portfolio's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Portfolio have been reinvested at the net asset value of the Portfolio on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

    Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Volatility

     Occasionally statistics may be used to specify a Portfolio's volatility or risk. Measures of volatility or risk are generally used to compare a Portfolio's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

Comparisons

     From time to time, in marketing and other Portfolio literature, the Portfolios' performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Portfolios will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

     The Portfolios' performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

     Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of or selections from, editorials or articles about the Portfolios. Sources for Portfolio performance and articles about the Portfolios may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

      The Portfolios may compare their performance to a wide variety of indices and measures of inflation including the Standard & Poor's Index of 500 Stocks and the NASDAQ Over-the-Counter Composite Index. There are differences and similarities between the investments that the Portfolios may purchase for their respective portfolios and the investments measured by these indices.

     Investors may want to compare the Portfolios' performance to that of certificates of deposit offered by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Investors may also want to compare performance of the Portfolios to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

                         INDEPENDENT ACCOUNTANTS

     Coopers  &   Lybrand  L.L.P.  have  been  selected  as  the  independent accountants for the Portfolios.

                           FINANCIAL STATEMENTS

     The following audited financial statements of the Company are contained herein:

(a)  Report of Independent Accountants.

(b)  Statement of Assets and Liabilities.

(c)  Notes to Statement of Assets and Liabilities.

    The following unaudited financial statements of each of the Portfolios for the period from January 1, 1995 to June 30, 1995 are also contained herein:

(a)  Schedules of Investments in Securities.

(b)  Statements of Assets and Liabilities.

(c)  Statements of Operations.

(d)  Statements of Changes in Net Assets.

(e)  Financial Highlights.

(f)  Notes to Financial Statements.

                              APPENDIX

                             BOND RATINGS


                    Standard & Poor's Debt Ratings

    A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific
obligation.   This  assessment may  take into  consideration obligors  such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The   ratings  are   based,  in  varying   degrees,  on   the  following
considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2. Nature of and provisions of the obligation.

3. Protection  afforded   by,  and  relative   position  of,   the
obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative grade

    Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC Debt rated 'CC' typically is applied to debt subordinated to senior ebt that is assigned an actual or implied 'CCC' rating.

C   Debt rated 'C' typically  is applied to debt  subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

D   Debt rated  'D' is in payment  default.  The  'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                       Moody's Long-Term Debt Ratings

Aaa  -  Bonds which are rated Aaa are judged  to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  - Bonds which are rated Ba  are judged to have speculative elements;
their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

B  - Bonds  which  are rated  B generally  lack  characteristics of  the
desirable  investment.   Assurance of  interest and  principal payments  or of
maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                Fitch Investors Service, Inc. Bond Ratings

  Fitch  investment grade  bond ratings  provide a  guide to  investors in
determining  the credit  risk  associated with  a  particular security.    The
ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

    Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch  ratings are  not  recommendations  to  buy,  sell,  or  hold  any
security.    Ratings do  not  comment on  the  adequacy of  market  price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA  Bonds  considered to be investment  grade and of  very high credit
quality.    The  obligor's  ability  to  pay  interest  and  repay
principal  is very strong, although  not quite as  strong as bonds
rated  'AAA'.    Because  bonds  rated  in  the  'AAA'    and 'AA'
categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

A  Bonds  considered  to  be  investment grade  and  of  high  credit
quality.    The  obligor's  ability  to  pay  interest  and  repay
principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB  Bonds considered to be investment grade and of satisfactory credit
quality.    The  obligor's  ability  to  pay  interest  and  repay
principal is  considered  to  be adequate.    Adverse  changes  in
economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse
economic changes.   However,  business and financial  alternatives
can be identified which could assist the obligor in satisfying its debt service requirements.

B  Bonds are  considered highly  speculative.   While  bonds in  this
class   are  currently  meeting  debt  service  requirements,  the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC  Bonds  have certain  identifiable  characteristics  which, if  not
remedied,  may lead to default.   The ability  to meet obligations
requires an advantageous business and economic environment.

CC  Bonds are  minimally protected.   Default  in payment  of interest
and/or principal seems probable over time.

C  Bonds are in imminent default in payment of interest or principal.

DDD, and
DD, D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery  value in liquidation or reorganization
of  the  obligor.   'DDD'  represents  the highest  potential  for
recovery of these bonds, and 'D' represents the lowest potential for recovery.

            Duff & Phelps, Inc. Long-Term Debt Ratings

    These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

     The Credit  Rating  Committee  formally reviews  all  ratings  once  per
quarter (more frequently,  if necessary).   Ratings of  'BBB-' and higher fall
within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

Rating Scale      Definition


AAA               Highest credit  quality.   The risk factors  are negligible,
                  being only slightly more
                  than for risk-free U.S. Treasury debt.


AA+               High credit quality.   Protection factors are strong.   Risk
AA                is modest, but may
AA-               vary  slightly  from  time   to  time  because  of  economic
                  conditions.

A+                Protection factors are average  but adequate.  However, risk
A                 factors are more
A-                variable and greater in periods of economic stress.


BBB+              Below   average  protection  factors  but  still  considered
BBB               sufficient for prudent
BBB-              investment.     Considerable  variability   in  risk  during
                  economic cycles.


BB+               Below investment grade but deemed likely to meet obligations
BB                when due.
BB-               Present   or   prospective   financial  protection   factors
                  fluctuate according to
                  industry  conditions or company  fortunes.   Overall quality
                  may move up or
                  down frequently within this category.


B+                Below investment grade and possessing risk  that obligations
B                 will not be met
B-                when  due.    Financial  protection  factors  will fluctuate
                  widely according to
                  economic   cycles,   industry   conditions  and/or   company
                  fortunes.  Potential
                  exists for frequent changes in the rating within this category or into a higher or lower rating grade.


CCC               Well   below  investment  grade  securities.    Considerable
                  uncertainty exists as to
                  timely  payment   of   principal,  interest   or   preferred
                  dividends.
                  Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.


DD                Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.
DP                Preferred stock with dividend arrearages.


                                SHORT-TERM RATINGS

                   Standard & Poor's Commercial Paper Ratings

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

    Ratings graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity  for timely  payment on  issues  with this  designation is
satisfactory.   However, the relative degree of  safety is not as  high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                     Moody's Commercial Paper Ratings

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (i) leading market positions in well established industries,
(ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

            Fitch Investors Service, Inc. Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1   (Very Strong  Credit Quality) Issues assigned  this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2   (Good  Credit   Quality)  Issues  assigned  this   rating  have  a
satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

F-3   (Fair   Credit   Quality)  Issues   assigned   this  rating   have
characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S   (Weak   Credit  Quality)   Issues   assigned  this   rating   have
characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D     (Default) Issues assigned  this rating are  in actual or  imminent payment default.

LOC   The  symbol LOC indicates that the rating  is based on a letter of credit issued by a commercial bank.

            Duff & Phelps, Inc. Short-Term Debt Ratings

     Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade
credit,  bank lines, and  the capital markets.   An important consideration is
the level of an obligor's reliance on short-term funds on an ongoing basis.

Rating Scale:     Definition

      Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      Duff 1      Very high  certainty of  timely payment.   Liquidity factors
                  are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1-     High  certainty of  timely payment.   Liquidity  factors are
                  strong and supported by good fundamental protection factors. Risk factors are very small.

                  Good Grade

      Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  Satisfactory Grade

      Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  Non-investment Grade

      Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  Default

      Duff 5 Issuer failed to meet scheduled principal and/or interest payments.